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                                                                    EXHIBIT 10.1

                   AMENDED AND RESTATED GUARANTY AND SECURITY
                                   AGREEMENT

            AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT, dated as of March 31, 2005 (as the same may from time to time be amended, supplemented or otherwise modified, this "Agreement"), between Belk Accounts Receivable LLC, a North Carolina limited liability company (the "Guarantor"), The Belk Center, Inc., a North Carolina corporation, as servicer (the "Servicer"), Belk, Inc. (the "Debtor") and Bank of America, N.A., a national banking association ("Bank of America"), as agent for YC SUSI Trust (the "Trust") and the Bank Investors party to the Note Purchase Agreement from time to time (in such capacity, the "Agent"), as a Bank Investor and as Depository.

                                  WITNESSETH:

            WHEREAS, in consideration for the continuing Debtor's promise to contribute or lend (directly or indirectly) to the Guarantor certain loan proceeds received by the Debtor pursuant to the Note Purchase Agreement, the Guarantor is willing to (i) continue to guarantee the payment and performance by the Debtor of its obligations under the Notes, and (ii) continue to grant a security interest in the Collateral to the Agent, for the benefit of the Secured Parties, to secure the payment and performance by the Guarantor of its obligations under this Guaranty and Security Agreement;

            WHEREAS, the Guarantor, the Servicer, the Debtor, NationsBank, N.A. and Enterprise Funding Corporation entered into a Guaranty and Security Agreement dated as of May 3, 1999 (the "Initial Guaranty and Security Agreement");

            WHEREAS, Enterprise Funding Corporation subsequently assigned its interests under the Initial Guaranty and Security Agreement to the Trust and subsequently Bank of America became the successor in interest to NationsBank, N.A.;

            WHEREAS, the parties hereto desire to amend and restate such Initial Guaranty and Security Agreement as provided herein;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.1 Defined Terms. As used herein, capitalized terms defined in the Note Purchase Agreement and not otherwise defined herein are used herein as so defined.

            "Agreement" has the meaning specified in the preamble hereto.

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            "Collateral" shall have the meaning assigned to it in Section 2.1 hereof.

            "Collection Account" shall have the meaning assigned in Section 2.4(a) hereof.

            "Collection Account Property" shall mean (a) the Collection Account,
(b) all property (including all cash, financial assets and security entitlements) from time to time deposited in, carried in or credited to, or required to be deposited in, carried in or credited to, the Collection Account,
(c) all funds from time to time deposited in or credited to, or required to be deposited in or credited to, the Collection Account, (d) all credit balances related to the Collection Account, (e) all rights, claims and causes of action of the Guarantor with respect to the Collection Account, and (f) all proceeds of the foregoing.

            "Debtor Collateral" shall have the meaning assigned to it in Section 2.1.

            "Depository" shall mean Bank of America and its successors and assigns in such capacity.

            "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever for the purpose of security, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

            "Note Purchase Agreement" shall mean that certain Amended and Restated Note Purchase Agreement, dated as of March 31, 2005, by and among the Debtor, the Servicer, the Trust, the Agent and Bank of America, as a Bank Investor, as amended, supplemented or otherwise modified from time to time.

            "Secured Parties" shall mean the Agent, the Trust and the Bank Investors.

            "Spread Account Property" shall mean (a) the Spread Account, (b) all property (including all cash, financial assets and security entitlements) from time to time deposited in, carried in or credited to, or required to be deposited in, carried in or credited to, the Spread Account, (c) all funds from time to time deposited in or credited to, or required to be deposited in or credited to, the Spread Account, (d) all credit balances related to the Spread Account, (e) all rights, claims and causes of action of the Guarantor with respect to the Spread Account, and (f) all proceeds of the foregoing.

            "Spread Account" shall have the meaning assigned in Section 2.4(b) hereof.

            "Termination Event" shall mean the events specifically in Section 6.1(a) hereof.

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                                   ARTICLE II

                           GRANT OF SECURITY INTERESTS

            Section 2.1 Grant of Security Interest. In order to secure the Guarantor's obligations to Secured Parties, pursuant to this Agreement and the other Transaction Documents, the Guarantor hereby grants to the Agent, on behalf of the Secured Parties, a security interest in and continuing Lien on all of the Guarantor's right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter collectively called the "Collateral"): all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, cash, deposit accounts, certificates of deposit, goods, letters of credit, securities, investment property, financial assets or security entitlements, including the Collection Account and the Spread Account, which Collateral includes, but is not limited to, all Receivables existing on the Cut-Off Date and thereafter, together with Related Security, Collections and Proceeds with respect thereto, now or hereafter existing.

            In order to secure the Debtor's obligations to Secured Parties, pursuant to this Agreement, the Note Purchase Agreement and the other Transaction Documents, the Debtor hereby grants to the Agent, on behalf of the Secured Parties, a security interest in and continuing Lien on all of the Debtor's right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter called the "Debtor Collateral"): all Receivables existing on the Cut-Off Date and thereafter, together with Related Security, Collections and Proceeds with respect thereto, now or hereafter existing.

            Section 2.2 Protection of Security Interest.

            (a) Each of the Guarantor and the Debtor agrees that it will, and the Debtor agrees that it will cause the Bank to, from time to time, at its expense, promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Agent may reasonably request in order to perfect or protect the Agent's security interest in the Collateral and the Debtor Collateral or to enable the Agent, the Trust or the Bank Investors to exercise or enforce any of their respective rights hereunder. Without limiting the foregoing, each of the Guarantor and the Debtor will, and the Debtor will cause the Bank to, upon the request of the Agent, the Trust or any of the Bank Investors, in order to accurately reflect this grant of a security interest, file such financing or continuation statements or amendments thereto or assignments thereof as may be requested by the Agent, the Trust or any of the Bank Investors. Each of the Guarantor and the Debtor shall, and the Debtor shall cause the Bank to, upon request of the Agent, the Trust or any of the Bank Investors, obtain such additional search reports as the Agent, the Trust or any of the Bank Investors shall reasonably request. To the fullest extent permitted by applicable law, the Agent shall be permitted to, and hereby is authorized to, file continuation statements and amendments thereto and assignments thereof without the Guarantor's or the Debtor's signature; provided, however, that the Agent shall not file any continuation, amendment or assignment of a financing statement,

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which absent the provisions of this Agreement would otherwise require the
Guarantor's or the Debtor's signature, unless the Agent shall have requested the Guarantor or the Debtor as applicable, to take such action (or cause such action to be taken) pursuant to this Section 2.2(a) and the Guarantor or the Debtor as applicable, shall have failed to do so with in a reasonable period of time after such request. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

            Each of the Guarantor and the Debtor (with respect to Debtor Receivables) agrees that it will, and the Debtor agrees that it will cause the Bank to, at its expense, on or prior to the Closing Date indicate clearly and unambiguously in its master data processing records and on any storage containers containing Records that the Receivables created in connection with the Accounts have been pledged to the Agent, for the benefit of the Secured Parties, pursuant to this Agreement by affixing thereon the following legend:
"THE RECEIVABLES IN THESE FILES HAVE BEEN PLEDGED TO NATIONSBANK, N.A., AS AGENT, FOR THE BENEFIT OF ENTERPRISE FUNDING CORPORATION AND THOSE CERTAIN BANK INVESTORS PURSUANT TO THE GUARANTY AND SECURITY AGREEMENT DATED AS OF MAY 3, 1999, AS AMENDED FROM TIME TO TIME, AMONG BELK ACCOUNTS RECEIVABLE LLC, BELK, INC., THE BELK CENTER, INC., AND NATIONSBANK, N.A."; provided, however, that the Guarantor and Debtor also agree that after the date hereof for any new Debtor Receivables they will indicate clearly and unambiguously in its master data processing records and on any storage containers containing Records that the Receivables created in connection with the Accounts have been pledged to the Agent, for the benefit of the Secured Parties, pursuant to this Agreement by affixing thereon the following legend: "THE RECEIVABLES IN THESE FILES HAVE BEEN PLEDGED TO BANK OF AMERICA, N.A., AS AGENT, FOR THE BENEFIT OF YC SUSI TRUST AND THOSE CERTAIN BANK INVESTORS PURSUANT TO THE AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT DATED AS OF MARCH 31, 2005, AS AMENDED FROM TIME TO TIME, AMONG BELK ACCOUNTS RECEIVABLE LLC, BELK, INC., THE BELK CENTER, INC., AND BANK OF AMERICA, N.A." Each of the Guarantor and the Debtor (with respect to Debtor Receivables) further acknowledges that they have delivered or caused the Servicer to deliver to the Agent a computer file or microfiche list containing a true and complete list of all such Receivables, identified by account number and by Receivable balance as of the Cut-Off Date. Each of the Guarantor and the Debtor (with respect to Debtor Receivables) agrees to deliver or to cause the Servicer to deliver to the Agent within five (5) Business Days of the request therefor by the Agent a computer file or microfiche list showing a true and complete balance of all Receivables, including all Receivables created on or after the Cut-Off Date, in existence as of the last day of the prior Collection Period, identified by account number and by Receivable balance as of such day. The Servicer agrees, on behalf of the Guarantor and the Debtor (with respect to Debtor Receivables), at its own expense, by the end of each Collection Period to indicate clearly and unambiguously in its master data processing records and any storage containers containing Records that the Receivables have been pledged to the Agent, for the benefit of the Trust and the Bank Investors, pursuant to this Agreement.

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            Neither the Guarantor nor the Debtor shall, nor shall the Debtor permit the Bank to, change its respective name, identity or corporate structure (within the meaning of Section 9-507 of the UCC as in effect in the States of New York, Georgia and North Carolina) nor relocate its respective chief executive office or any office where Records are kept or change the jurisdiction of its organization unless it shall have: (i) given the Agent at least fifteen
(15) days prior notice thereof and (ii) prepared at Guarantor's or the Debtor's expense and delivered to the Agent all financing statements, instruments and other documents necessary to preserve and protect the Agent's security interest in the Collateral and the Debtor Collateral or reasonably requested by the Agent in connection with such change or relocation. Any filings under the applicable UCC or otherwise that are occasioned by such change in name or location shall be made at the expense of the Guarantor or the Debtor, as applicable.

            (b) The Servicer shall direct all Obligors to cause all Collections to be mailed directly to a Post Office Box or remitted to retail store locations owned by the Debtor or a Designated Seller or permit Obligors or the Persons making payments on behalf of such Obligors to make such payments directly to the Depository, the Bank, the Servicer or a Servicer Account by electronic or ACH funds transfer. Each Post Office Box shall be under the exclusive dominion and control of the Agent which is hereby granted to the Agent by the Servicer. The Servicer shall be permitted to collect Collections from any Post Office Box for so long as neither a Servicer Default nor any other Termination Event has occurred hereunder. The Servicer shall not terminate a Post Office Box or add any new Post Office Box unless the Agent shall have received thirty (30) days' prior written notice of such termination or addition and the Agent shall have received a Post Office Box Agreement with respect to each new Post Office Box, executed by the Servicer and the appropriate United States Postal Service official.

            (c) Unless the Servicer is denied access to such Post Office Box pursuant to the respective Post Office Box Agreement or otherwise through no fault of the Servicer, the Servicer shall deposit all Collections received at a Post Office Box in a Servicer Account promptly, but in any event within two (2) Business Days of receipt. In the event any Servicer Account shall be proposed to be closed, the Servicer shall remove all Collections held in such Servicer Account to another Servicer Account. Each Servicer Account shall be the subject of a Servicer Account Agreement. The Servicer shall be permitted to give instructions to any Servicer Account Bank for so long as neither a Servicer Default nor any other Termination Event has occurred hereunder. The Servicer shall not terminate any bank as a Servicer Account Bank or add any bank as a Servicer Account Bank unless the Agent shall have received fifteen (15) days' prior written notice of such termination or addition and the Agent shall have received a Servicer Account Agreement executed by each new Servicer Account Bank or an existing Servicer Account Bank with respect to each new Servicer Account, as applicable.

            (d) Unless the Servicer is denied access, either pursuant to the respective Post Office Box Agreement or otherwise through no fault of the Servicer, to the Post Office Box where such Collections are held, the Servicer shall deposit all Collections into an account designated by the Guarantor or, if required by this

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Agreement, into the Collection Account, within ten (10) days of the initial receipt of such Collections by the Servicer.

            Section 2.3 Reports. On each Determination Date, the Servicer shall prepare and forward to the Agent and the Administrative Agent (i) a Servicer Report as of the end of the last day of the immediately preceding Collection Period, and (ii) such other information as the Agent or the Administrative Agent may reasonably request.

            Section 2.4 Collection Account and Spread Account. (a) On or prior to the Closing Date, the Agent, on behalf of the Secured Parties, shall establish with Bank of America, N.A. (in its capacity as the financial institution maintaining the accounts hereafter referred to, the "Depository"), at the offices of the Depository, a segregated account (the "Collection Account"), bearing account number 000655013112. The Collection Account shall be established by the Depository in the name of the Agent. The Agent on behalf of the Secured Parties shall have a perfected first priority security interest in the Collection Account. Upon the occurrence and during the continuance of (i) a Servicer Default or (ii) a Termination Event (other than one arising under Section 6.1(n) or (o)), the Servicer shall remit as promptly as possible and in any event prior to the close of business on the tenth day following receipt to the Collection Account all Collections received with respect to any Receivables; if no such event has occurred and is continuing, the Servicer, to the extent it holds such funds, shall be permitted to retain such funds, or deliver such funds to the Debtor or the Guarantor, as applicable. Funds on deposit in the Collection Account (other than investment earnings) shall be invested by the Agent in Eligible Investments that will mature so that such funds will be available prior to the Remittance Date following such investment. On the date following the Termination Date on which the Net Investment and all other Aggregate Unpaids have been paid in full, any funds remaining on deposit in the Collection Account shall be released and paid to the Guarantor.

            (b) On or prior to the date hereof, the Agent, on behalf of Secured Parties, shall establish at the offices of the Depository, a segregated account (the "Spread Account"), bearing account number 000655013125. The Spread Account shall be established by the Depository in the name of the Agent. The Agent on behalf of the Secured Parties shall have a perfected first priority security interest in the Spread Account. Funds on deposit in the Spread Account (other than investment earnings) shall be invested by the Agent in Eligible Investments that will mature so that such funds will be available prior to the Remittance Date following such investment. On the date following the Termination Date on which the Net Investment and all other Aggregate Unpaids have been paid in full, any funds remaining on deposit in the Spread Account shall be released and paid to the Guarantor.

            (c) For purposes of this Agreement, the parties confirm and agree as follows:

                  (i) The Depository agrees that the Collection Account and Spread Account will be maintained at all times as a securities account within the meaning of Section 8-501(a) of the New York UCC.

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                  (ii) The Depository agrees to treat the Agent as the
      entitlement holder (within the meaning of Section 8-102(a)(7) of the New York UCC and, as applicable, within the meaning of the Federal Book Entry Regulations) of the Collection Account and Spread Account and with respect to all property credited to or carried in or deposited to the credit of the Collection Account and the Spread Account.

                  (iii) The Depository agrees that all financial assets credited to or carried in the Collection Account or Spread Account shall be registered in the name of the Depository as securities intermediary hereunder, indorsed by effective indorsement to the Depository as securities intermediary hereunder or indorsed by effective indorsement in blank or credited to another securities account maintained in the name of the Depository as securities intermediary hereunder, and in no case will any financial assets credited to or carried in the Collection Account or Spread Account be registered in the name of the Guarantor, payable to the order of the Guarantor or indorsed to the Guarantor, except to the extent the foregoing have been indorsed by effective indorsement to the Depository as securities intermediary or indorsed in blank by effective indorsement.

                  (iv) The Depository confirms that it is and will at all times act as a securities intermediary as defined in Section 8-102(a)(14) of the New York UCC and, as applicable, in the Federal Book Entry Regulations in maintaining the Collection Account and Spread Account.

                  (v) Upon the delivery or transfer of any Collection Account Property or Spread Account Property to the Depository, the Servicer or the Agent, as applicable, shall cause the Depository to, and the Depository hereby agrees, as soon as practical, to indicate by book entry that such Collection Account Property or Spread Account Property has been credited to and is carried in the Collection Account or Spread Account, respectively.

                  (vi) The parties hereto agree that each item of Collection Account Property or Spread Account Property credited to or carried in the Collection Account or Spread Account, respectively, including cash, shall be treated as a financial asset.

                  (vii) Notwithstanding any other provision hereof to the contrary, the Depository agrees that (a) until the Depository is notified in writing by the Agent that a Servicer Default or Termination Event (other than the one arising under Section 6.1(n) or (o) hereof) has occurred, the Depository shall act upon entitlement orders (as defined in Section 8-102(a)(8) of the New York UCC) and instructions (within the meaning of Section 9-104 of the New York UCC) received from the Servicer with respect to the Collection Account and all Collection Account Property carried therein or credited thereto, provided, however, that notwithstanding the foregoing the Depository shall comply at all times with all entitlement orders and instructions given by the Agent with respect to the Collection Account and all Collection Account Property carried therein or credited thereto, without further consent of the Guarantor, the Debtor, the Servicer, or any other Person and (b) the Depository shall comply at all times with all entitlement orders and instructions given by the Agent with respect to the Spread Account and all Spread Account Property carried therein or credited thereto, without further consent of the Guarantor, the Agent, as applicable or any other Person. Notwithstanding any other provision hereof to the contrary, the Depository agrees that it shall comply with all entitlement orders and instructions only given by the Agent with respect to the Spread Account and all Spread Account Property carried therein or credited thereto, without further consent of the Guarantor, the Debtor, the Servicer or any other Person.

                  (viii) The parties hereto agree that the Agent shall have control (within the meaning of Section 8-106, Section 9-104 and Section 9-106 of the New York UCC) of the Collection Account and the Spread Account.

            (d) The Depository hereby confirms that (i) it has not entered into, and until the Aggregate Unpaids have been paid in full and the Termination Date has occurred will not enter into, any agreement relating to the Collection Account or and Spread Account and any Collection Account Property or Spread Account Property, pursuant to which the Depository has agreed to comply with entitlement orders or instructions of any Person other than the Agent or the Servicer, (ii) it has not entered into, and until all the Aggregate Unpaids have been paid in full and the Termination Date has occurred will not enter into, any agreement with the Guarantor or the Servicer or any of their Affiliates purporting to limit or condition the obligation of the Depository to comply with entitlement orders or instructions of the Agent and (iii) except for the security interest of the Agent for the benefit of the Secured Parties and the interest of the Guarantor, the Depository does not know of any lien on, or claim to, or interest in, the Collection Account or Spread Account or in any Collection Account Property or Spread Account Property. The Depository shall give the Agent and the Servicer prompt written notice of any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collection Account or Spread Account or in any Collection Account Property or Spread Account Property. The Depository shall not change the name, location or account number of the Collection Account or Spread Account without the prior written consent of the Agent and the Servicer.

            Section 2.5 Guaranty and Payment Obligations.

            (a) In consideration for the Debtor's promise pursuant to the Note Purchase Agreement to contribute or lend (directly or indirectly) to the Guarantor certain loan proceeds received by the Debtor pursuant to the Note Purchase Agreement, the Guarantor unconditionally guarantees to the Agent, for the benefit of the Trust and the Bank Investors, (i) the full and prompt payment when due of all of the payment obligations of the Debtor, of every kind and nature now or hereafter existing, or due or to become due, under the Note Purchase Agreement and each of the Notes, and (ii) the full and prompt payment when due of all of the payment obligations of the Debtor, of every

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kind and nature now or hereafter existing, or due or to become due, under the
Fee Letter and all other Transaction Documents (the "Obligations").

            (b) The Guarantor shall also pay all reasonable costs and expenses including, without limitation, all court costs and attorney's fees and expenses paid or incurred by the Agent in connection with (i) the collection of all or any part of the Obligations from the Guarantor and (ii) the prosecution or defense of any action by or against the Agent in connection with the Obligations whether involving the Debtor, the Guarantor or any other party including a trustee in bankruptcy, except, in each case, to the extent resulting from the gross negligence or willful misconduct of the Trust, any Bank Investor or the Agent.

            (c) All amounts payable to the Agent by the Guarantor pursuant to clauses (i) and (ii) above shall be remitted on demand in immediately available funds to the Agent for the account of the Trust and the Bank Investors.

            (d) In the event that payments made by the Guarantor to the Agent shall be subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Guarantor or its trustee in bankruptcy by the Trust, any Bank Investor or any other Person entitled thereto, the Guarantor hereby agrees to indemnify and hold each such Person, as applicable, harmless in respect of any such reversed payment.

            (e) The Guarantor agrees that its obligations under this Agreement shall be unconditional, irrespective of (i) the validity, enforceability, discharge (other than by payment in full), disaffirmance, settlement or compromise (by any Person, including a trustee in bankruptcy) of (A) the Obligations, or (B) the Note Purchase Agreement or any of the Notes, (ii) the absence of any attempt to collect the Obligations from the Debtor or any guarantor, (iii) the waiver or consent by the Agent, the Trust or any Bank Investor with respect to any provision of any instrument evidencing the Obligations, (iv) any change of the time, manner or place of payment or performance, or any other term of any of the Obligations, (v) any law, regulation or order of any jurisdiction affecting any term of any of the Obligations or rights of the Agent, the Trust or any Bank Investor with respect thereto, (vi) the failure by the Agent, on behalf of the Secured Parties, or any other Persons, to take any steps to perfect and maintain perfected its interest in the Collateral or the Debtor Collateral or any other security or collateral related to the Obligations or (vii) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor, including without limitation any right to require or claim that resort be had to the Debtor or any other Person or to any collateral in respect of the Obligations, whether arising under North Carolina General Statutes Section 26-7 and 26-9 or otherwise. The Guarantor agrees that none of the Agent, the Trust or any Bank Investor shall be under any obligation to marshall any assets in favor of or against or in payment of any or all of the Obligations. The Guarantor waives all set-offs and counterclaims and all presentments, demands for performance, notices of dishonor and notices of acceptance of this Agreement. The Guarantor agrees that its obligations under this Agreement shall be irrevocable.

                                       9
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            (f) Recourse Obligations. Recourse for the obligation of the
Guarantor to make payments of principal and interest (including Carrying Costs) on the Notes shall be limited to the Collateral, including any liquidation proceeds thereof. All of the other amounts payable by the Guarantor hereunder and under any Transaction Document shall be recourse obligations of the Guarantor. For the avoidance of doubt the parties hereto agree that to the extent the Guarantor must make payments for any amount payable by the Debtor pursuant to Section 2.7 or Article VI of the Note Purchase Agreement, such payment obligation of the Guarantor shall be recourse obligations of the Guarantor.

            Section 2.6 Liquidation Settlement Procedures. Following the date after the Termination Date on which the Net Investment shall be reduced to zero and all other Aggregate Unpaids have been paid in full, (i) the Servicer shall recompute the Noteholder's Percentage as zero, (ii) the Agent, on behalf of the Secured Parties, shall be considered to have released all of the Secured Parties' right, title and interest in and to the Collateral and the Debtor Collateral, (iii) the Servicer shall pay to the Debtor or the Guarantor, as applicable, any remaining Collections set aside and held by the Servicer and
(iv) the Agent, on behalf of the Secured Parties, shall execute and deliver to the Debtor, at the Debtor's expense, such documents or instruments as are necessary to terminate the Secured Parties' respective interests in the Collateral and the Debtor Collateral. Any such documents shall be prepared by or on behalf of the Debtor or the Guarantor, as applicable.

            Section 2.7 Amounts on Deposit in the Spread Account. (a) On each Remittance Date the Agent may withdraw or cause to be withdrawn funds from the Spread Account for payment to the Noteholders in an amount sufficient so that all amounts owed by the Debtor on such date pursuant to Section 2.4(a)(i) of the Note Purchase Agreement due and payable on such date but not paid by the Debtor on such Remittance Date are paid in full.

            (b) On each Remittance Date prior to the occurrence of a Termination Date on which the amount on deposit in the Spread Account exceeds the Required Spread Account Amount, after giving effect to all payments and deposits and withdrawals to be made on such date (including as described in Section 2.7(a) above), the Agent shall release or cause to be released such excess amount to the Guarantor.

            (c) Upon the occurrence of a Termination Event, the Agent shall withdraw or cause to be withdrawn all amounts on deposit in the Spread Account if the Debtor shall not have performed its obligations under Section 2.4(e) of the Note Purchase Agreement and shall apply such amounts to the repayment of the outstanding principal amount of the Notes as provided in the Note Purchase Agreement, then to the satisfaction of all other obligations of the Guarantor or the Debtor under the Notes or any other Transaction Document and any remaining amounts shall be remitted to the Guarantor.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

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            Section 3.1 Representations and Warranties of the Guarantor. The
Guarantor represents and warrants to the Agent, the Trust and the Bank Investors that:

            (a) Corporate Existence and Power. The Guarantor is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Guarantor is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

            (b) Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Guarantor of this Agreement, the Receivables Purchase Agreements to which the Guarantor is a party and the other Transaction Documents to which the Guarantor is a party are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Official Body or official thereof (except as contemplated by Section 2.2 hereof), and do not contravene, or constitute a default under, any provision of applicable law, rule or regulation or of the articles of organization or operating agreement of the Guarantor or of any agreement, judgment, injunction, order, writ, decree or other instrument binding upon the Guarantor or result in the creation or imposition of any Adverse Claim on the assets of the Guarantor or any of its Subsidiaries (except as contemplated by Section 2.2 hereof or any other provision of this Agreement or any other Transaction Document).

            (c) Binding Effect. Each of this Agreement, the Receivables Purchase Agreements to which the Guarantor is a party and the other Transaction Documents to which the Guarantor is a party constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

            (d) Perfection. The Guarantor shall be the owner of all of the Receivables (other than Debtor Receivables), free and clear of all Adverse Claims (except as permitted by this Agreement or the other Transaction Documents). All financing statements and other documents required to be recorded or filed in order to perfect and protect the Agent's security interest in the Collateral against all creditors of and purchasers from the Debtor, any Designated Seller, the Guarantor and the Bank have been, or will, within ten
(10) days of the date hereof be, duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings have been, or will, within ten (10) days of the date hereof be, paid in full.

            (e) Accuracy of Information. All information heretofore furnished by the Guarantor to the Trust, any Bank Investors, the Agent or the Administrative Agent for purposes of or in connection with this Agreement, the Note Purchase Agreement or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Guarantor to the Trust, any Bank Investors, the Agent or the Administrative Agent will be, true and accurate in every material respect, on the date such information is stated or certified.

            (f) Tax Status. The Guarantor has filed all tax returns (federal, state and local) required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges.

            (g) Action, Suits.

                  (x) Except as set forth in Exhibit A hereof (as such exhibit may be amended from time to time), there are no actions, suits or proceedings pending, or to the knowledge of the Guarantor threatened, against or affecting the Guarantor or its properties, in or before any court, arbitrator or other body, (i) asserting the invalidity of any Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document, (iii) seeking any determination or ruling that, in the judgment of the Guarantor, would materially and adversely affect the performance of its obligations under any Transaction Document to which it is a party or materially and adversely affect the collectibility of the Receivables as a whole, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Transaction Document.

                  (y) Except as set forth in Exhibit A hereof (as such exhibit may be amended from time to time), there are no actions, suits or proceedings pending, or to the knowledge of the Guarantor threatened, against or affecting the Bank or the Bank's respective properties, in or before any court, arbitrator or other body, (i) asserting the invalidity of any Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document, (iii) seeking any determination or ruling that, in the judgment of the Guarantor, would materially and adversely affect the performance of the Bank's obligations under any Transaction Document to which it is a party or materially and adversely affect the collectibility of the Receivables as a whole, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Transaction Document.

                  (z) Except as set forth in Exhibit A hereof (as such exhibit may be amended from time to time), there are no outstanding judgments in any court against the Guarantor or the Bank (for which any such party is solely responsible or is responsible jointly with other Persons) in excess of $1,000,000 individually.

            (h) Use of Proceeds. No proceeds of any Advance will be used by the Guarantor to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

            (i) Place of Business. The principal place of business and chief executive office of the Guarantor are located at the address of the Guarantor indicated in Section 7.1 hereof and the offices where the Guarantor keeps all its Records, are located at the address(es) described on Exhibit B or such other locations notified to the Agent in accordance with Section 2.2 hereof in jurisdictions where all action required by Section 2.2 hereof has been taken and completed. The Guarantor is organized under the laws of the State of North Carolina.

            (j) Good Title. Upon the filing of the appropriate financing statements as required by this Agreement and/or the Note Purchase Agreement, the Agent on behalf of the Secured Parties Investors shall have or acquire a first priority perfected security interest in the Receivables existing on the date of the Closing Date and thereafter and in the Related Security and Collections with respect thereto free and clear of any Adverse Claim.

            (k) Tradenames, Etc. As of the date hereof: (i) the Guarantor has no subsidiaries or divisions; and (ii) the Guarantor has, within the last five (5) years, not operated under any tradename, and, within the last five (5) years, has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy).

            (l) Nature of Receivables. Each Receivable (x) represented by the Guarantor or the Servicer to be an Eligible Receivable (including in any Servicer Report or other report delivered pursuant to Section 2.3 hereof) or (y) included in the calculation of the Net Receivables Balance, in fact satisfies at such time the definition of "Eligible Receivable" set forth herein and is an "eligible asset" as defined in Rule 3a-7 under the Investment Company Act, of 1940, as amended.

            (m) Coverage Requirement; Amount of Receivables. The Guarantor's Percentage is not less than the Minimum Guarantor's Percentage. As of February 28, 2005, the aggregate Outstanding Principal Balance of the Receivables in existence was $261,022,963.40, the aggregate balance of Finance Charges was $24,518,703.07, and the Net Receivable Balance was $261,022,963.40.

            (n) Ratios. The Default Ratio has not exceeded 9% for the 3 months prior to February 28, 2005.

            (o) No Termination Event. No event has occurred and is continuing and no condition exists which constitutes a Termination Event or a Potential Termination Event.

            (p) Not an Investment Company. The Guarantor is not, and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

            (q) ERISA. Each of the Guarantor and its ERISA Affiliates is in compliance in all material respects with ERISA and no lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables.

            (r) Servicer Accounts. The names and addresses of all the Servicer Account Banks, together with the account numbers of the Servicer Accounts at such Servicer Account Banks, are specified in Exhibit C hereto (or at such other Servicer Account Banks and/or with such other Servicer Accounts as have been notified to the Agent and for which Servicer Account Agreements have been executed in accordance with Section 2.2(c) hereof and delivered to the Agent). Only Collections are deposited into the Servicer Accounts.

            (s) Bulk Sales. No transaction contemplated by any Receivables Purchase Agreement requires compliance with any bulk sales act or similar law.

            (t) Transfers Under Receivables Purchase Agreement. Each Receivable which has been transferred to the Guarantor by the Bank has been purchased by the Guarantor from the Bank pursuant to, and in accordance with, the terms of the applicable Receivables Purchase Agreement.

            Section 3.2 Representations and Warranties of the Servicer. The Servicer represents and warrants to the Agent, the Trust and the Bank Investors that:

            (a) Corporate Existence and Power. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Servicer is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

            (b) Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Servicer of this Agreement and the other Transaction Documents to which it is a party are within the Servicer's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except as contemplated by Section 2.2), and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the charter or Bylaws of the Servicer or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Servicer or result in the creation or imposition of any lien on assets of the Servicer or any of its Subsidiaries (except as contemplated by Section 2.2 or any other provision of this Agreement or any other Transaction Document).

            (c) Binding Effect. This Agreement and each other Transaction Document to which the Servicer is a party constitutes the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

            (d) Accuracy of Information. All information heretofore furnished by the Servicer in writing to the Guarantor, the Debtor, the Trust, any Bank Investor, the Agent or the Administrative Agent for purposes of or in connection with this Agreement or the Note Purchase Agreement or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Servicer to the Guarantor, the Debtor, the Trust, any Bank Investor, the Agent or the Administrative Agent will be, true and accurate in every material respect, on the date such information is stated or certified.

            (e) Tax Status. The Servicer has filed all tax returns (federal, state and local) required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges.

            (f) Action, Suits.

                  (x) Except as set forth in Exhibit A hereof (as such exhibit may be amended from time to time), there are no actions, suits or proceedings pending, or to the knowledge of the Servicer threatened, against or affecting the Servicer or its properties, in or before any court, arbitrator or other body, (i) asserting the invalidity of any Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document, (iii) seeking any determination or ruling that, in the judgment of the Servicer, would materially and adversely affect the performance of the Servicer's obligations under any Transaction Document to which it is a party or materially and adversely affect the collectibility of the Receivables as a whole, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Transaction Document.

                  (y) Except as set forth in Exhibit A hereof (as such exhibit may be amended from time to time), there are no outstanding judgments in any court against the Servicer (for which either the Servicer is solely responsible or the Servicer is responsible jointly with other Persons) in excess of $1,000,000 individually.

            (g) Collections and Servicing. Since February 28, 2005, there has been no material adverse change in the ability of the Servicer to service and collect the Receivables and no material adverse change has occurred in the overall rate of collections of Receivables.

            (h) Not an Investment Company. The Servicer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

            (i) ERISA. The Servicer is in compliance in all material respects with ERISA.

            (j) Servicer Accounts. The names and addresses of all the Servicer Account Banks, together with the account numbers of the Servicer Accounts at such Servicer Account Banks, are specified in Exhibit C (or at such other Servicer Account

Banks and/or with such other Servicer Accounts as have been notified to the Guarantor and the Agent and for which Servicer Account Agreements have been executed in accordance with Section 2.2(c) hereof and delivered to the Agent). Only Collections are deposited into the Servicer Accounts.

            (k) Post Office Boxes. The names and addresses of all the Post Office Boxes are specified in Exhibit D (or at such other Post Office Boxes as have been notified to the Guarantor and the Agent and for which Post Office Box Agreements have been executed in accordance with Section 2.2(b) hereof and delivered to the Agent). All Obligors have been directed, to make payment to a Post Office Box or to retail store locations owned by the Debtor or a Designated Seller or the Persons making payments on behalf of such Obligors have been permitted to make such payments directly to the Depository, the Bank, the Servicer or a Servicer Account by electronic or ACH funds transfer.

            (l) Credit Guidelines. Since the Closing Date, there have been no material changes in the Credit Guidelines other than as permitted hereunder. Since such date, no material adverse change has occurred in the overall rate of collection of the Receivables.

            Section 3.3 Reaffirmation of Representations and Warranties by the Guarantor and Servicer. On each day that an Advance is made under the Note Purchase Agreement, the Guarantor and the Servicer shall be deemed to have certified that all of their respective representations and warranties described in Sections 3.1 and 3.2 hereof are correct on and as of such day as though made on and as of such day, provided that the representations set forth in Section 3.1(g) and 3.2(f)(x) hereof shall be deemed made only on and as of the Closing Date and on each January 1, April 1, July 1 and October 1 of each calendar year (whether or not any such date is an Advance Date).

                                   ARTICLE IV

                                    COVENANTS

            Section 4.1 Affirmative Covenants of the Guarantor. At all times from the date hereof to the later to occur of (i) the Termination Date or (ii) the date on which the Net Investment and all other Aggregate Unpaids have been paid in full, in cash, unless the Agent shall otherwise consent in writing:

            (a) Financial Reporting. The Guarantor will maintain a system of accounting established and administered substantially in accordance with GAAP, and furnish to the Agent:

                  (i) Notice of Termination Events or Potential Termination Events. As soon as possible and in any event within two (2) Business Days after the Guarantor has actual knowledge of the occurrence of each Termination Event or each Potential Termination Event, a statement of the Chief Financial Officer of the Guarantor setting forth details of such Termination Event or Potential

      Termination Event, and within five (5) Business Days after such notice, an additional notice detailing the action which the Guarantor or the Debtor proposes to take with respect thereto.

                  (ii) Change in Credit Guidelines. Within ten (10) days after the date any material change in or amendment to the Credit Guidelines is made, a copy of the Credit Guidelines then in effect indicating such change or amendment.

                  (iii) Credit Guidelines. Promptly upon the request of the Agent, a complete copy of the Credit Guidelines then in effect.

                  (iv) ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event (as defined in Article IV of ERISA) which the Guarantor or any ERISA Affiliate of the Guarantor files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Guarantor or any ERISA Affiliate of the Guarantor receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor.

                  (v) Other Information. Such other information (including non-financial information) as the Agent or the Administrative Agent may from time to time reasonably request with respect to the Guarantor or any Subsidiary of the Guarantor.

            (b) Conduct of Business. The Guarantor will carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is intended to be conducted as of the Closing Date and do all things necessary to remain duly incorporated or organized, validly existing and in good standing as a limited liability company in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

            (c) Compliance with Laws. The Guarantor will comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject except where the failure to comply would not have a Material Adverse Effect.

            (d) Furnishing of Information and Inspection of Records. The Guarantor will furnish to the Agent from time to time such information with respect to the Receivables as the Agent may reasonably request. The Guarantor will, at any time and from time to time during regular business hours permit the Agent, or its agents or representatives, (i) to examine and make copies of and take abstracts from all Records and (ii) to visit the offices and properties of the Guarantor for the purpose of examining such Records, and to discuss matters relating to Receivables or the Guarantor's performance hereunder and under the other Transaction Documents to which Guarantor is a party with any of the officers, directors, employees or independent public accountants of the Guarantor having knowledge of such matters.

            (e) Keeping of Records and Books of Account. The Guarantor will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the identification as of each Cycle Date of each new Receivable and all Collections of and adjustments to each existing Receivable). The Guarantor will give the Agent notice of any material change in the administrative and operating procedures of the Guarantor referred to in the previous sentence.

            (f) Performance and Compliance with Accounts. The Guarantor, at its expense, will timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by the Guarantor under the Accounts related to the Receivables.

            (g) Credit Guidelines. The Guarantor will comply in all material respects with the Credit Guidelines in regard to each Receivable and the related Account.

            (h) Collections. The Guarantor shall, or shall cause the Servicer to, direct all Obligors, or permit such persons making payments on behalf of such Obligor, to cause all Collections to be mailed directly to a Post Office Box or delivered to retail store locations owned by the Debtor or a Designated Seller or the Persons making payments on behalf of such Obligors have been permitted to make such payments directly to the Depository, the Bank, the Servicer or a Servicer Account by electronic or ACH funds transfer.

            (i) Collections Received. The Guarantor shall hold in trust, and remit, immediately, but in any event not later than three (3) Business Days of its receipt thereof, to the Servicer all Collections received from time to time by the Guarantor.

            (j) Inventory Financings. The Guarantor shall specifically exclude from the property subject to any Adverse Claim granted on inventory any and all accounts receivable generated by sales of such inventory and the proceeds thereof, and shall provide evidence, in each case satisfactory to the Agent, that any and all accounts receivable generated by sales of such inventory and the proceeds thereof shall have been excluded from any such Adverse Claims.

            Section 4.2 Negative Covenants of the Guarantor. During the term of this Agreement, unless the Agent shall otherwise consent in writing:

            (a) No Sales, Liens, Etc. Except as otherwise provided herein or in the other Transaction Documents, the Guarantor will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (or the filing of any financing statement) or with respect to (x) any of the Collateral, (y) any goods, the sale of which may give rise to a Receivable or any Receivable or related Account, or (z) any account which concentrates in a Servicer Account Bank to which any Collections of any Receivables are sent (other than such Servicer Account Bank's rights of set-off with respect to fees, expenses and NSF charges related to such account), or assign any right to receive income in respect thereof. Except as otherwise provided herein or in the other Transaction Documents, the Guarantor will not sell, assign (by operation of law or otherwise) or otherwise dispose of or create any Adverse Claim upon (or the filing of any financing statement) or with respect to any account which contains proceeds of Receivables, or assign any right to receive income in respect thereof.

            (b) No Extension or Amendment of Receivables. Except as otherwise permitted in this Article IV or in Section 5.2 hereof, the Guarantor will not extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Account related thereto. The Guarantor will not take any action to permit the reduction of the amount due under any Receivable as a result of any discount, credit, rebate, dispute, repossessed or returned goods, chargeback allowance or billing adjustment except with the prior written consent of the Agent or except in accordance with the Credit Guidelines.

            (c) Performance of Account Agreements. The Guarantor shall not fail to comply with and perform its obligations under the applicable Account Agreements relating to the Accounts and the Credit Guidelines except insofar as any such failure to comply or perform would not materially and adversely affect the rights of the Trust, the Agent, or any Bank Investor in the Receivables or the collectibility of the Receivables. The Guarantor shall not change the terms and provisions of the Account Agreements or the Credit Guidelines in any respect (including, without limitation, the calculation of the amount, and the timing, of uncollectible Receivables) except to the extent (i) such change is made applicable to the comparable segment of the consumer revolving credit accounts owned by the Guarantor, the Debtor or the Bank that have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change or (ii) if the Guarantor, the Debtor or the Bank does not own such a comparable segment, the Guarantor will not make any such change with the intent to materially benefit itself over the Trust, the Agent, or any Bank Investor, and such change does not materially and adversely affect the rights of the Trust, the Agent or any Bank Investor in the Receivables or the collectibility of the Receivables. References to the Receivables in this paragraph shall be deemed to refer to the Receivables in the aggregate.

            (d) No Change in Business or Credit Guidelines. The Guarantor will not make any change in the character of its business or in the Credit Guidelines, which change would, in either case, materially impair the collectibility of any Receivable or otherwise result in a Material Adverse Effect.

            (e) No Mergers, Etc. The Guarantor will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or transfer all or substantially all of its assets to any other Person, except in accordance with the Transaction Documents and except for distributions to members; provided, however, that the Guarantor may merge with another Person if (w) such Person is the Debtor or a Subsidiary of the Debtor, (x) the

Guarantor is the Person surviving such merger or the Person surviving such merger agrees to be bound by the obligations of the Guarantor under this Agreement and the other Transaction Documents, and (y) immediately following such merger, no Termination Event or Potential Termination Event shall have occurred and be continuing.

            (f) Change in Payment Directions to Obligors. The Guarantor will not make any change in its directions to Obligors regarding payments to be made to a Post Office Box, unless (i) such directions are to deposit such payments to another Post Office Box or to retail store locations owned by the Debtor or any Designated Seller or to a Servicer Account, and (ii) the Agent shall have received written notice of such change at least thirty (30) days prior thereto and the Agent shall have received a Post Office Box Agreement with respect to the new Post Office Box.

            (g) Deposits to Servicer Accounts. The Guarantor will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Servicer Account cash or cash proceeds other than Collections of Receivables.

            (h) Change of Name, Etc. The Guarantor will not change its name, identity or structure or the location of its chief executive office or its jurisdiction of organization, unless at least 10 days prior to the effective date of any such change the Guarantor delivers to the Agent such documents, instruments or agreements, executed by the Guarantor, as are necessary to reflect such change and to continue the perfection of the Agent's security interests in the Collateral.

            (i) Amendment to Receivables Purchase Agreements. The Guarantor will not amend, waive, modify, or supplement any Receivables Purchase Agreement to which the Guarantor is a party, except with the prior written consent of the Agent; nor shall the Guarantor take any other action under any such Receivables Purchase Agreement that shall have a material adverse affect on the Agent, the Trust or any Bank Investor or which violates the terms of this Agreement.

            (j) ERISA Matters. The Guarantor will not (i) engage or permit any of its respective ERISA Affiliates to engage in any prohibited transaction (as defined in Section 4975 of the Code and Section 406 of ERISA) for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor; (ii) permit to exist any accumulated funding deficiency (as defined in Section 302(a) of ERISA and Section 412(a) of the Code) or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan;
(iii) fail to make any payments to any Multiemployer Plan that the Guarantor, or any ERISA Affiliate of the Guarantor is required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (iv) terminate any Benefit Plan so as to result in any liability; or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability to the Guarantor, or any ERISA Affiliate of the Guarantor under ERISA or the Code.

            (k) Amendments to Articles of Organization. Without the prior written consent of the Agent, the Guarantor shall not amend Section 4.1, 4.2, 6.3, 10.1 or 11.9 of its Articles of Organization.

            Section 4.3 Covenants of the Servicer. At all times from the date hereof to the later to occur of (i) the Termination Date or (ii) the date on which the Net Investment and all other Aggregate Unpaids have been paid in full, in cash, the Servicer covenants that, unless the Agent shall otherwise consent in writing:

            (a) Compliance with Requirements of Law. The Servicer shall duly satisfy its obligations in all material respects on its part to be fulfilled under or in connection with each Receivable and the related Account, will maintain in effect all material qualifications required under Requirements of Law in order to service properly each Receivable and the related Account and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable and the related Account the failure to comply with which would have a Material Adverse Effect.

            (b) No Rescission or Cancellation. The Servicer shall not permit any rescission or cancellation of a Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in the ordinary course of its business and in accordance with the Credit Guidelines.

            (c) Protection of Agent's Rights. Except as otherwise permitted by this Article IV or Section 5.2, the Servicer shall take no action, nor omit to take any action, which would impair the rights of the Agent in any Receivable.

            (d) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Servicer of this Agreement and the Note Purchase Agreement, the performance by the Servicer of the transactions contemplated by this Agreement and the Note Purchase Agreement and the fulfillment by the Servicer of the terms hereof and thereof, have been obtained.

            (e) Custodian. The Servicer will, at its own cost and expense, (i) maintain the books and records with respect to the Accounts and the Receivables and copies of all documents relating to each Account as custodian for the Agent and (ii) clearly and unambiguously mark such books and records that indicate the Receivables have been pledged to the Agent, for the benefit of the Secured Parties, pursuant to this Agreement.

            (f) No Extension or Amendment of Receivables. Except as otherwise permitted in this Article IV or Section 5.2, the Servicer will not extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Account related thereto except as ordered by a court of competent jurisdiction or other Governmental Authority or in the ordinary course of its business and in accordance with the Credit Guidelines.

            (g) No Change in Business. The Servicer will not make any change in the character of its business which would impair the collectibility of the Receivables taken as a whole or otherwise result in a Material Adverse Effect. The Servicer shall not reduce the amount due under any Receivable as a result of any discount, credit, rebate, dispute, repossessed or returned goods, chargeback allowance or billing adjustment except in accordance with the Credit Guidelines.

            (h) No Mergers, Etc. The Servicer will not (i) consolidate or merge with or into any other Person, or (ii) sell, lease or transfer all or substantially all of its assets to any other Person; provided that the Servicer may consolidate with or merge into Belk Store Services, Inc, the Debtor or a Subsidiary of the Debtor.

            (i) Change in Payment Directions to Obligors. The Servicer will not make any change in the directions to Obligors, or Persons making payments on behalf of such Obligors, regarding payments to be made to a Post Office Box or to retail store locations owned by the Debtor or any Designated Seller or payments to be made directly to the Depository, the Bank, the Servicer or to a Servicer Account by electronic or ACH funds transfer unless (i) such directions are to deposit such payments to another Post Office Box or to retail store locations owned by the Debtor or any Designated Seller, and (ii) the Agent shall have received written notice of such change at least thirty (30) days prior thereto and the Agent shall have received a Post Office Box Agreement with respect to the new Post Office Box.

            (j) Deposits to Servicer Account or Collection Account. The Servicer will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Servicer Account cash or cash proceeds other than Collections of Receivables. The Servicer shall require the Bank, the Debtor, the Guarantor and each Designated Seller to remit to the Servicer all Collections received by the Bank, the Debtor, the Guarantor or such Designated Seller promptly, but in any event within three (3) Business Days of receipt. Any Collections received by the Servicer from whatever source shall be deposited promptly, but in any event within two (2) Business Days of receipt, in a Servicer Account. Funds deposited in any Servicer Account shall be remitted by the Servicer to an account designated by the Guarantor or, if required by this Agreement or the Note Purchase Agreement, to the Collection Account within ten (10) days of the initial receipt of such Collections by the Servicer, the Guarantor, the Bank, the Debtor or any Designated Seller. The Servicer will not change or add any Servicer Account or Servicer Account Bank unless at least 10 days prior to the effective date of any such change the Servicer delivers to the Agent new or revised Servicer Account Agreements executed by the Servicer Account Banks which reflect such change and enable the Agent to continue to exercise its rights contained in Section 2.2 hereof.

            Section 4.4 Affirmative Covenants of the Debtor. At all times from the date hereof to the later to occur of (i) the Termination Date or (ii) the date on which the Net Investment and all other Aggregate Unpaids have been paid in full, in cash, unless the Agent shall otherwise consent in writing:

            (a) Financial Reporting. The Debtor will cause the Bank to maintain a system of accounting established and administered substantially in accordance with GAAP, and will further cause the Bank to furnish to the Agent:

                  (i) Notice of Termination Events or Potential Termination Events. As soon as possible and in any event within two (2) Business Days after the Bank has actual knowledge of the occurrence of each Termination Event or each Potential Termination Event, a statement of the Chief Financial Officer of the Bank setting forth details of such Termination Event or Potential Termination Event, and within five (5) Business Days after such notice, an additional notice detailing the action which the Bank, the Guarantor or the Debtor proposes to take with respect thereto.

                  (ii) Change in Credit Guidelines. Within ten (10) days after the date any material change in or amendment to the Credit Guidelines is made, a copy of the Credit Guidelines then in effect indicating such change or amendment.

                  (iii) Credit Guidelines. Promptly upon the request of the Agent, a complete copy of the Credit Guidelines then in effect.

                  (iv) ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event (as defined in Article IV of ERISA) which the Bank or any ERISA Affiliate of the Bank files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Bank or any ERISA Affiliate of the Bank receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor.

                  (v) Other Information. Such other information (including non-financial information) as the Agent or the Administrative Agent may from time to time reasonably request with respect to the Bank or any Subsidiary of the Bank.

            (b) Conduct of Business. The Debtor will cause the Bank to carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is intended to be conducted as of the Closing Date and do all things necessary to remain duly incorporated or organized, validly existing and in good standing as a national banking association in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

            (c) Compliance with Laws. The Debtor will cause the Bank to comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject except where the failure to comply would not have a Material Adverse Effect.

            (d) Furnishing of Information and Inspection of Records. The Debtor will, and will cause the Bank to, furnish to the Agent from time to time such information with respect to the Receivables as the Agent may reasonably request. The Debtor will, at any time and from time to time during regular business hours permit the Agent, or its agents or representatives, (i) to examine and make copies of and take abstracts from all Records and (ii) to visit the offices and properties of the Debtor or the Bank for the purpose of examining such Records, and to discuss matters relating to Receivables or the Debtor's or the Bank's performance hereunder and under the other Transaction Documents to which Debtor or the Bank is a party with any of the officers, directors, employees or independent public accountants of the Debtor or the Bank, as applicable, having knowledge of such matters.

            (e) Keeping of Records and Books of Account. The Debtor will, and will cause the Bank to, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the identification as of each Cycle Date of each new Receivable and all Collections of and adjustments to each existing Receivable). The Debtor will , and will cause the Bank to, give the Agent notice of any material change in the administrative and operating procedures of the Debtor or the Bank referred to in the previous sentence.

            (f) Performance and Compliance with Accounts. The Debtor, at its expense, will, or will cause the Bank to, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by the Debtor or the Bank under the Accounts related to the Receivables.

            (g) Credit Guidelines. The Debtor will, and will cause the Bank to, comply in all material respects with the Credit Guidelines in regard to each Receivable and the related Account.

            (h) Collections. The Debtor shall, or shall cause the Servicer to, direct all Obligors, or Persons making payments on behalf of such Obligors, to cause all Collections to be mailed directly to a Post Office Box or delivered to retail store locations owned by the Debtor or a Designated Seller or cause Obligors or the Persons making payments on behalf of such Obligors to make such payments directly to the Depository, the Bank, the Servicer or to a Servicer Account by electronic or ACH funds transfer.

            (i) Collections Received. The Debtor shall, and shall cause the Bank to, hold in trust, and remit, immediately, but in any event not later than three
(3) Business Days of its receipt thereof, to the Servicer at a Servicer Account all Collections received from time to time by the Debtor or the Bank, as applicable.

            (j) Inventory Financings. The Debtor shall, and will cause the Bank to, specifically exclude from the property subject to any Adverse Claim granted on inventory any and all accounts receivable generated by sales of such inventory and the proceeds thereof, and shall provide evidence, in each case satisfactory to the Agent, that any and all accounts receivable generated by sales of such inventory and the proceeds thereof shall have been excluded from any such Adverse Claims.

            Section 4.5 Negative Covenants of the Debtor. During the term of this Agreement, unless the Agent shall otherwise consent in writing:

            (a) No Sales, Liens, Etc. Except as otherwise provided herein or in the other Transaction Documents, the Debtor will not, nor will it permit the Bank to, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (or the filing of any financing statement) or with respect to (x) any of the Collateral or Debtor Collateral, (y) any goods, the sale of which may give rise to a Receivable or any Receivable or related Account, or (z) any account which concentrates in a Servicer Account Bank to which any Collections of any Receivables are sent (other than such Servicer Account Bank's rights of set-off with respect to fees, expenses and NSF charges related to such account), or assign any right to receive income in respect thereof. Except as otherwise provided herein or in the other Transaction Documents, the Debtor will not, nor will it permit the Bank to, sell, assign (by operation of law or otherwise) or otherwise dispose of or create any Adverse Claim upon (or the filing of any financing statement) or with respect to any account which contains proceeds of Receivables, or assign any right to receive income in respect thereof.

            (b) No Extension or Amendment of Receivables. Except as otherwise permitted in this Article IV or in Section 5.2 hereof, the Debtor will not, nor will it permit the Bank to, extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Account related thereto. The Debtor will not, nor will it permit the Bank to, take any action to permit the reduction of the amount due under any Receivable as a result of any discount, credit, rebate, dispute, repossessed or returned goods, chargeback allowance or billing adjustment except with the prior written consent of the Agent or except in accordance with the Credit Guidelines.

            (c) Performance of Account Agreements. The Debtor shall not, nor shall it permit the Bank to fail to comply with and perform its obligations under the applicable Account Agreements relating to the Accounts and the Credit Guidelines except insofar as any such failure to comply or perform would not materially and adversely affect the rights of the Trust, the Agent, or any Bank Investor in the Receivables or the collectibility of the Receivables. The Debtor shall not, nor shall it permit the Bank to, change the terms and provisions of the Account Agreements or the Credit Guidelines in any respect (including, without limitation, the calculation of the amount, and the timing, of uncollectible Receivables) except to the extent (i) such change is made applicable to the comparable segment of the consumer revolving credit accounts owned by the Guarantor, the Debtor or the Bank that have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change or (ii) if the Guarantor, the Debtor or the Bank does not own such a comparable segment, the Debtor will not, nor will it permit the Bank to, make any such change with the intent to materially benefit itself over the Trust, the Agent, or any Bank Investor, and such change does not materially and adversely affect the rights of the Trust, the Agent or any Bank Investor in the Receivables or the collectibility of the Receivables. References to the

Receivables in this paragraph shall be deemed to refer to the Receivables in the aggregate.

            (d) No Change in Business or Credit Guidelines. The Debtor will not, nor will it permit the Bank to, make any change in the character of its business or in the Credit Guidelines, which change would, in either case, materially impair the collectibility of any Receivable or otherwise result in a Material Adverse Effect.

            (e) No Mergers, Etc. The Debtor will not permit the Bank to (i) consolidate or merge with or into any other Person or (ii) sell, lease or transfer all or substantially all of its assets to any other Person, except in accordance with the Transaction Documents.

            (f) Change in Payment Directions to Obligors. The Debtor will not, nor will it permit the Bank to, make any change in its directions to Obligors, or the Persons making payments on behalf of such Obligors, regarding payments to be made to a Post Office Box, unless (i) such directions are to deposit such payments to another Post Office Box or to retail store locations owned by the Debtor or any Designated Seller or permit Persons making payments on behalf of such Obligors to make such payments directly to the Depository, the Bank, the Servicer or to a Servicer Account by electronic or ACH funds transfer, and (ii) the Agent shall have received written notice of such change at least thirty (30) days prior thereto and the Agent shall have received a Post Office Box Agreement with respect to the new Post Office Box.

            (g) Deposits to Servicer Accounts. The Debtor will not, nor will it permit the Bank to, deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Servicer Account cash or cash proceeds other than Collections of Receivables.

            (h) Change of Name, Etc. The Debtor will not, nor will it permit the Bank to, change its name, identity or structure or the location of its chief executive office or its jurisdiction of organization, unless at least 10 days prior to the effective date of any such change the Debtor or the Bank, as applicable, delivers to the Agent such documents, instruments or agreements, executed by the Debtor or the Bank, as applicable, as are necessary to reflect such change and to continue the perfection of the Agent's security interests in the Collateral and the Debtor Collateral.

            (i) Amendment to Receivables Purchase Agreements. The Debtor will not, nor will it permit the Bank to, amend, waive, modify, or supplement any Receivables Purchase Agreement to which the Debtor or the Bank is a party, except with the prior written consent of the Agent and the Administrative Agent; nor shall the Debtor take, or permit the Bank to take, any other action under any such Receivables Purchase Agreement that shall have a material adverse affect on the Agent, the Trust or any Bank Investor or which violates the terms of this Agreement.

            (j) ERISA Matters. The Debtor will not permit the Bank to (i) engage or permit any of its respective ERISA Affiliates to engage in any prohibited transaction

(as defined in Section 4975 of the Code and Section 406 of ERISA) for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor; (ii) permit to exist any accumulated funding deficiency (as defined in Section 302(a) of ERISA and Section 412(a) of the Code) or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan;
(iii) fail to make any payments to any Multiemployer Plan that the Bank or any ERISA Affiliate of the Bank is required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (iv) terminate any Benefit Plan so as to result in any liability; or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability to the Bank or any ERISA Affiliate of the Bank under ERISA or the Code.

                                   ARTICLE V

                         ADMINISTRATION AND COLLECTIONS

            Section 5.1 Appointment of Servicer. The servicing, administering and collection of the Receivables shall be conducted by such Person so designated from time to time in accordance with this Section 5.1 (the "Servicer"). Until the Agent gives notice to Belk Center of the designation of a new Servicer, Belk Center is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof and of the Note Purchase Agreement. The Servicer may not delegate any of its rights, duties or obligations hereunder, or designate a substitute Servicer, without the prior written consent of the Agent, and provided that the Servicer shall continue to remain solely liable for the performance of the duties as Servicer hereunder notwithstanding any such delegation hereunder. The Agent may, and upon the direction of the Majority Investors the Agent shall, after the occurrence of a Servicer Default or any other Termination Event (other than an event described in either Section 6.1(n) or 6.1(o)) designate as Servicer any Person (including itself) to succeed Belk Center or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof. The Agent may notify any Obligor of its interest in the Receivables.

            Section 5.2 Duties of Servicer.

            (a) The Servicer shall take or cause to be taken all such action as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit Guidelines. Each of the Debtor, the Guarantor and the Agent, on behalf of the Trust and the Bank Investors, hereby appoints as its agent the Servicer, from time to time designated pursuant to Section 5.1 hereof, to enforce the Accounts and the Receivables with respect to collections and to service the Accounts and the Receivables pursuant to the Credit Guidelines. To the extent permitted by applicable law, each of the Debtor and the Guarantor (to the extent not then acting as Servicer hereunder) hereby grants to any Servicer appointed hereunder an irrevocable power of attorney to take any and all steps in the Debtor's and/or the Guarantor's name and on behalf of the Debtor or the Guarantor necessary or desirable, in the reasonable determination of the Servicer, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Debtor's and/or the Guarantor's name on checks and other instruments representing Collections and enforcing such Receivables and the related Accounts. The Guarantor shall deliver to the Servicer and the Servicer shall hold in trust for the Guarantor, the Debtor, the Trust, the Agent and the Bank Investors, in accordance with their respective interests, all Records which evidence or relate to Receivables or Related Security. Notwithstanding anything to the contrary contained herein, upon and during the continuance of a Servicer Default or Termination Event, the Agent shall have the absolute and unlimited right to direct the Servicer (whether the Servicer is Belk Center or any other Person) to commence or settle any legal action to enforce collection of any Receivable or to foreclose upon or repossess any Related Security. The Servicer shall not make the Agent, the Trust or any of the Bank Investors a party to any litigation without the prior written consent of such Person.

            (b) The Servicer shall, as soon as practicable following receipt thereof, turn over to the Guarantor any collections received by the Servicer of any indebtedness of any Person which is not on account of a Receivable. If the Servicer is not the Debtor or an Affiliate of the Debtor, the Servicer, by giving three Business Days' prior written notice to the Agent, may revise the percentage used to calculate the Servicing Fee so long as the revised percentage will not result in a Servicing Fee that exceeds 110% of the reasonable and appropriate out-of-pocket costs and expenses of such Servicer incurred in connection with the performance of its obligations hereunder as documented to the reasonable satisfaction of the Agent, provided, however, that at any time after the Noteholder's Percentage equals or exceeds 100%, any compensation to the Servicer in excess of the Servicing Fee initially provided for herein shall be an obligation of the Guarantor and shall not be included in the amounts described in Section 2.4(a)(ii) of the Note Purchase Agreement. The Servicer, if other than the Debtor or an Affiliate of the Debtor, shall as soon as practicable upon demand, deliver to the Debtor or the Guarantor, as applicable, all Records in its possession which evidence or relate to indebtedness of an Obligor which is not a Receivable.

            (c) By May 31, 1999 and on or before 45 days after the end of each fiscal year of the Servicer beginning with the fiscal year ending January 29, 2000, the Servicer shall cause a firm of independent public accountants (who may also render other services to the Servicer, the Debtor, the Guarantor, the Bank or any Affiliates of any of the foregoing) or another qualified party designated by the Agent to furnish a report to the Agent to the effect that they have compared the information contained in the Servicer Reports delivered during such fiscal year then ended with the information contained in the Accounts and the Servicer's records and computer systems for such period, and that, on the basis of such comparison, nothing came to the attention of such firm that caused them to believe the Servicer failed to accurately record the information contained in the Servicer Reports from the Accounts and the Servicer's records and computer systems.

            (d) Notwithstanding anything to the contrary contained in this
Article V, the Servicer, if not the Debtor or any Affiliate of the Debtor, shall have no obligation to collect, enforce or take any other action described in this Article V with respect to any indebtedness that does not relate to the Collateral other than to deliver to the Debtor the collections and documents with respect to any such indebtedness as described in
Section 5.2(b) hereof.

            (e) In consideration of acting as Servicer hereunder, the Servicer shall be entitled to retain from Collections received by it on any day all late fees, NSF or returned check charges and all other similar charges and fees received by it. To the extent that they constitute part of Collections, the Servicer shall account for such amounts received and retained by it in respect of a Collection Period on each related Servicer Report delivered by it hereunder.

            Section 5.3 Rights After Designation of New Servicer. At any time following the designation of a new Servicer (other than the Debtor or any Affiliate of the Debtor) pursuant to Section 5.1 hereof:

                  (i) The Guarantor and the Servicer shall, at the Agent's request, (A) assemble all of the Records, and shall make the same available to the Agent or its designee at a place selected by the Agent or its designee, and (B) segregate all cash, checks and other instruments (in each case known to the Guarantor or the Servicer to represent payment on Receivables and not other indebtedness) received by it from time to time to the extent constituting Collections of Receivables in a manner acceptable to the Agent and shall, promptly upon receipt, remit all such cash (including the cash proceeds of collected checks representing payments in respect of Receivables if such checks represented payments on Receivables and other indebtedness), checks and instruments (in each case known to the Guarantor or the Servicer to represent payment on Receivables and not other indebtedness), duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

                  (ii) The Guarantor and the Servicer hereby authorize the Agent to take any and all steps in the Guarantor's or the Servicer's name and on behalf of the Guarantor or the Servicer, respectively, necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Guarantor's or the Servicer's name on checks and other instruments representing Collections and enforcing such Receivables and the related Accounts.

            Section 5.4 Servicer Default. The occurrence of any one or more of the following events shall constitute a Servicer Default:

            (a) the Servicer or, to the extent that the Debtor or any Affiliate of the Debtor is then acting as Servicer, the Debtor or such Affiliate, as applicable, shall fail (i) to observe or perform any term, covenant or agreement hereunder or under the Note Purchase Agreement (other than as referred to in clauses (ii) or (iii) of this Section 5.4(a)) or under any of the other Transaction Documents to which such Person is a party or by which such Person is bound, and such failure shall remain unremedied for fifteen (15) days from the date the Debtor, the Guarantor, the Servicer or any Affiliate of either had actual knowledge of such failure or (ii) to make any payment or deposit required to be made by it hereunder or under the Note Purchase Agreement or the other Transaction Documents when due, provided, however, that if such failure is not the result of factors under the payor's control, then such failure should have continued unremedied for one (1) Business Day, or (iii) to observe or perform any term, covenant or agreement under Sections 4.3(b), 4.3(f) or 4.4(g); or

            (b) any representation, warranty, certification or statement made by the Servicer, the Debtor or any Affiliate of the Debtor (in the event that the Debtor or such Affiliate is then acting as the Servicer) in this Agreement or the Note Purchase Agreement or in any certificate or report delivered by it pursuant to any of the foregoing shall prove to have been incorrect in any material respect when made or deemed made; or

            (c) failure of the Servicer or any of its Subsidiaries to pay when due any amounts due under any agreement under which any Indebtedness greater than $1,000,000 is governed; or the default by the Servicer or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement under which any Indebtedness greater than $1,000,000 was created or is governed, if such default permits the creditor to accelerate such Indebtedness; or any Indebtedness of the Servicer or any of its Subsidiaries greater than $1,000,000 shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the scheduled date of maturity thereof; or

            (d) any Event of Bankruptcy shall occur with respect to the Servicer or any of its Subsidiaries; or

            (e) there shall have occurred any material adverse change in the operations of the Servicer since the end of the last fiscal year ending prior to the date of its appointment as Servicer hereunder or any other event shall have occurred which, in the commercially reasonable judgment of the Agent, materially and adversely affects the Servicer's ability to either collect the Receivables or to perform under this Agreement.

            Section 5.5 Responsibilities of the Guarantor. Anything herein to the contrary notwithstanding, the Guarantor shall, and/or the Debtor shall cause the Bank to, (i) perform all of the Guarantor's or the Bank's obligations under the Accounts related to the Receivables to the same extent as if interests in such Receivables had not been sold pursuant to the applicable Receivables Purchase Agreement and had not been pledged hereunder and the exercise by the Agent, the Trust and the Bank Investors of their rights hereunder and under the applicable Receivables Purchase Agreement shall not relieve the Guarantor or the Bank from such obligations and (ii) pay when due any taxes, including without limitation, any sales taxes payable in connection with the Receivables and their creation and satisfaction. Neither the Agent, the Trust nor any of the Bank Investors shall have any obligation or liability with respect to any Receivable or related Accounts, nor shall it be obligated to perform any of the obligations of the Guarantor or the Bank thereunder.

                                   ARTICLE VI

                               TERMINATION EVENTS

            Section 6.1 Termination Events. The occurrence of any one or more of the following events shall constitute a Termination Event:

            (a) the Debtor, the Guarantor, the Bank or the Servicer shall fail to make any payment or deposit to be made by it hereunder or under the Note Purchase Agreement, any of the Notes or any Receivables Purchase Agreement when due hereunder or thereunder, provided, however, that if such failure is not the result of factors within such Person's control, such failure shall have continued unremedied for one (1) Business Day, provided further, that in the case of any fees payable pursuant to Section 2.6 of the Note Purchase Agreement, such fee shall not be paid within one (1) Business Day of the date when due; or

            (b) any representation, warranty, certification or statement made by the Debtor, the Servicer or the Guarantor in this Agreement, the Note Purchase Agreement or any other Transaction Document to which it is a party or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made, provided, however, that in the case of any breach of the representation set forth in Section 3.1(l) hereof which does not have a material adverse effect on the Agent's security interest in the Collateral taken as a whole, such breach shall not constitute a Termination Event if the Debtor shall have made any payment required as a result thereof pursuant to Section 2.7(b) of the Note Purchase Agreement; or

            (c) the Debtor or the Guarantor shall default in the performance of any covenant or undertaking (other than those covered by clause (a) above) (i) to be performed or observed under Sections 5.1(a)(iii), 5.1(a)(iv), 5.1(c), 5.2(a) or 5.2(b) of the Note Purchase Agreement or Sections 4.1(a)(i), 4.1(a)(ii), 4.1(c), 4.1(f), 4.1(g), 4.2(a)(x), 4.2(c), 4.2(d) or 4.2(e) of this
Agreement or (ii) to be performed or observed under any other provision hereof and such default in the case of this clause (ii) shall continue for twenty (20) days after the earlier of the date the Agent gave notice of such default to the Debtor, the Guarantor or the Servicer, as applicable, and the date on which the Debtor, the Guarantor or the Servicer had knowledge of such default; or

            (d) any material adverse change in the operations of the Servicer or any other event which materially affects the Servicer's ability to either collect the Receivables or perform its obligations under this Agreement or the Note Purchase Agreement; or

            (e) any Event of Bankruptcy shall occur with respect to the Debtor, the Guarantor, the Bank, any Designated Seller or the Servicer; or

            (f) the Agent, on behalf of the Secured Parties, shall, for any reason, fail or cease to have a valid and perfected first priority security interest in the Collateral or the Debtor Collateral free and clear of any Adverse Claims; or

            (g) a Servicer Default shall have occurred; or

            (h) any Receivables Purchase Agreement shall have terminated without the prior written consent of the Agent (not to be unreasonably withheld); or

            (i) subject to Sections 5.2(b) of the Note Purchase Agreement and 4.2(e) and 4.3(h) of this Agreement, the Debtor, the Guarantor or the Servicer shall enter into any transaction or merger whereby it is not the surviving entity; or

            (j) (i) the Guarantor's Percentage is less than the Minimum Guarantor's Percentage as of the last day of any two consecutive Collection Periods, (ii) the Noteholder's Percentage equals or exceeds 100% at any time; or
(iii) the Net Investment plus the aggregate Interest Component of all outstanding Related Commercial Paper shall exceed the Facility Limit for more than two (2) consecutive Business Days after the Guarantor or the Debtor had knowledge of such occurrence; or

            (k) the Payment Rate averaged for any three consecutive Collection Periods is less than 12.00%; or

            (l) the Net Portfolio Yield averaged for any three consecutive Collection Periods is less than 1.00%; or

            (m) the Default Ratio averaged for any three consecutive Collection periods is greater than 9.00%; or

            (n) the Liquidity Provider or the Credit Support Provider shall have given notice that an event of default has occurred and is continuing under any of its respective agreements with the Trust; or

            (o) the Commercial Paper issued by the Trust shall not be rated at least "A2" by Standard & Poor's and at least "P2" by Moody's.

            Section 6.2 Termination.

            (a) If a Termination Event shall have occurred and be continuing, the Agent may, or at the direction of the Majority Investors shall, by notice to the Guarantor, the Debtor and the Servicer declare the Termination Date to have occurred; provided, however, that in the case of any event described in Section 6.1(e), 6.1(f), 6.1(j)(ii) or 6.1(j)(iii) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event. Upon any such declaration or automatic occurrence, the Agent may, and shall at the direction of the Majority Investors, declare all of the Notes and all amounts due under this Agreement and the Note Purchase Agreement to then be due and payable.

            (b) At all times after the declaration or automatic occurrence of the Termination Date pursuant to Section 6.2(a) other than as a result of the occurrence of a Termination Event described in 6.1(n) or 6.1(o), the Carrying Costs may (at the option of the Agent) thereafter be calculated on the basis of the Adjusted LIBOR Rate giving effect to a margin of 2.80% (as described in the definition of Adjusted LIBOR Rate) for all existing and future funding periods.

            (c) If the Notes are declared due and payable in accordance with this Section, the Agent may, and shall at the direction of the Majority Investors, do any one or more of the following:

                  (i) take all necessary action to foreclose upon the Collateral and the Debtor Collateral;

                  (ii) foreclose upon and apply all funds or assets on deposit in or credited to the Collection Account or the Spread Account to the payment of amounts due under each of the Notes or any other Transaction Document;

                  (iii) retain in satisfaction of any amounts owing from the Debtor or the Guarantor all amounts otherwise payable to the Debtor or the Guarantor pursuant to this Agreement to the extent necessary to pay in full all amounts (including principal and interest) due and payable under each of the Notes or any other Transaction Document;

                  (iv) pursue any available remedy by proceeding at law or in equity including complete or partial foreclosure of the Lien upon the Collateral and the Debtor Collateral and sale of the Collateral or the Debtor Collateral or any portion thereof or rights or interest therein as may appear necessary or desirable (i) to collect amounts owed pursuant to any of the Notes and any other payments then due and thereafter to become due under any of the Notes, this Agreement or the Note Purchase Agreement, or (ii) to enforce the performance and observance of any obligation, covenant, agreement or provision contained in this Agreement or the Note Purchase Agreement to be observed or performed by the Debtor or the Guarantor; or

                  (v) exercise all other rights and remedies of a secured party provided under the UCC of the applicable jurisdiction and other applicable laws, all of which rights shall be cumulative.

            Section 6.3 Proceeds. The proceeds from the sale, disposition or liquidation of the Collateral and/or the Debtor Collateral pursuant to Section
6.2 above shall be applied to cover all reasonable expenses of the Agent in connection with the Collateral and the Debtor Collateral (including reasonable attorneys' fees and expenses) and then to the satisfaction of all obligations of the Debtor and the Guarantor under each of the Notes and any other Transaction Document, and any remaining proceeds shall be remitted to the Guarantor.

                                  ARTICLE VII

                                  MISCELLANEOUS

            Section 7.1 Notices, etc. Except as provided below, all communications and notices provided for hereunder shall be in writing (including telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 7.1 and confirmation is received, (ii) if given by mail, three (3) Business Days following such posting, postage prepaid, via U.S. certified or registered mail, (iii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this Section 7.1.

            If to the Trust:

                   YC SUSI TRUST

                   c/o Global Securitization Services, LLC
                   445 Broad Hollow Road, Suite 529
                   Melville, New York 11747
                   Attention: Kevin Burns
                   Telephone: (631) 587-4700
                   Telecopy: (212) 302-5151

                   (with a copy to the Administrative Agent)

            If to the Guarantor:

                   Belk Accounts Receivable LLC
                   c/o Belk, Inc.
                   2801 West Tyvola Road
                   Charlotte, North Carolina 28217
                   Attention: Oded Shein
                   Telephone: (704) 426-8333
                   Telecopy: (704) 357-0711

            If to Belk Center:

                   The Belk Center, Inc.
                   2801 West Tyvola Road
                   Charlotte, North Carolina 28217
                   Telephone: (704) 426-1956
                   Telecopy: (704) 357-1947
                   Attn:  James Ward

            If to the Agent:

                   Bank of America, N.A.
                   Hearst Tower - 19th Floor
                   214 North Tryon Street
                   NC1-027-19-01
                   Charlotte, North Carolina  28255
                   Attention: Michelle M. Heath
                                    Global Structured Finance
                   Telephone: (704) 386-7922
                   Telecopy: (704) 388-0027

                   Payment Information:

                   Deutsche Bank, New York, NY
                   ABA 021001 033
                   Account Name: BTCO
                   As Depository for YC SUSI Trust
                   Account No. 00428 54
                   Re: Belk
                   Attn.: Jessica Richmond

            Section 7.2 Waivers; Amendments. No failure or delay on the part of the Agent, the Trust, the Administrative Agent, or any Bank Investor in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.

            Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Guarantor, the Servicer, the Trust the Debtor and the Majority Investors. In the event the Agent requests the Trust's or a Bank Investor's consent pursuant to the foregoing provisions and the Agent does not receive a consent (either positive or negative) from the Trust or such Bank Investor within 10 Business Days of the Trust's or Bank Investor's receipt of such request, then the Trust or such Bank Investor (and its percentage interest hereunder) shall be disregarded in determining whether the Agent shall have obtained sufficient consent hereunder.

            Section 7.3 Successors and Assigns. This Agreement shall be binding upon the Debtor, the Agent, the Trust, the Guarantor, the Bank Investors, the Servicer and their respective successors and permitted assigns and shall inure to the benefit of the Debtor, the Servicer, the Agent, the Trust, the Guarantor, the Bank Investors and their respective successors and permitted assigns including the Liquidity Support Provider; provided that neither the Servicer nor the Guarantor shall assign any of its rights or obligations hereunder without the prior written consent of the Agent acting upon written instruction of each of the Trust and the Bank Investors. In addition, the Guarantor and the Servicer hereby acknowledge that the Trust may at any time and from time to time assign all or a portion of its rights hereunder to the Liquidity Provider pursuant to the Liquidity Agreement. Except as expressly permitted hereunder or in the agreements establishing the Trust's commercial paper program, the Trust shall not assign any of its rights or obligations hereunder without the prior written consent of the Guarantor. No Bank Investor may assign, participate, grant a security interest in or otherwise transfer any of its rights and/or obligations hereunder without the prior written consent of the Guarantor, such consent not to be unreasonably withheld.

            Section 7.4 Severability Clause. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            Section 7.5 Governing Law; Submission to Jurisdiction; Integration.

            (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE DEBTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA AND OF ANY NORTH CAROLINA STATE COURT SITTING IN MECKLENBURG COUNTY, NORTH CAROLINA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. The Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 7.5 shall affect the right of the Trust to bring any action or proceeding against the Debtor or its property in the courts of other jurisdictions.

            (b) This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

            (c) The Guarantor, the Debtor and the Servicer each hereby appoints Luther T. Moore as the authorized agent upon whom process may be served in any action arising out of or based upon this Agreement, the other Transaction Documents to which such person is a party or the transactions contemplated hereby or thereby that may be instituted in the United States District Court for the Western District of North Carolina and of any North Carolina State court sitting in Mecklenburg County, North Carolina by the Trust, the Agent, any Bank Investor or any assignee of any of them.

            Section 7.6 No Bankruptcy Petition Against the Trust. The Guarantor and each of the other parties hereto covenant and agree that, and each such Person agrees that it shall cause any successor Servicer appointed pursuant to
Section 5.1 of this Agreement to covenant and agree that, prior to the date which is one year and one day after the payment in full of the later of (i) all amounts due under each of the Notes or (ii) all Commercial Paper issued by the Trust (or, if the Net Investment (or any portion thereof) has been assigned to a Conduit Assignee, one year and one day after the payment in full of all Commercial Paper issued by such Conduit Assignee); it will not institute against, or join any other Person in instituting against the Trust or any Conduit Assignee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

            Section 7.7 Setoff. The Servicer hereby irrevocably and unconditionally waives all right of setoff that it may have under contract (including this Agreement), applicable law or otherwise with respect to any funds or monies of the Guarantor at any time held by or in the possession of the Servicer.

            Section 7.8 No Recourse Against the Trust. Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Trust under this Agreement and all other Transaction Documents are solely the obligations of the Trust and shall be payable solely from the assets of the Trust in excess of funds necessary to pay matured and maturing Commercial Paper.

            Section 7.9 Further Assurances. Each of the Servicer and the Guarantor agrees to do such further acts and things and to execute and deliver to the Trust, the Bank Investors, the Administrative Agent, or the Agent such additional assignments, agreements, powers and instruments as are required by the Agent to carry into effect the purposes of this Agreement or to better assure and confirm unto the Agent, the Trust or the Bank Investors its rights, powers and remedies hereunder.

            Section 7.10 Counterparts. This Agreement may be executed (which execution may be by facsimile) in any number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

            Section 7.11 Headings. Section headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amended and Restated Guaranty and Security Agreement as of the date first written above.

                                          BELK ACCOUNTS RECEIVABLE LLC,
                                              as Guarantor

                                          By: /s/ Brian T. Marley
                                              ----------------------------------
                                              Name: Brian T. Marley
                                              Title: Executive Vice President

                                          THE BELK CENTER, INC.,
                                              as Servicer

                                          By: /s/ Brian T. Marley
                                              ----------------------------------
                                              Name: Brian T. Marley
                                              Title: Executive Vice President

                                          BELK, INC.,
                                              as Debtor

                                          By: /s/ Brian T. Marley
                                              ----------------------------------
                                              Name: Brian T. Marley
                                              Title: Executive Vice President

                                          BANK OF AMERICA, N.A, as Agent, as a
                                              Bank Investor and as Depository

                                          By: /s/ Elliott Lemon
                                              ----------------------------------
                                              Name: Elliott Lemon
                                              Title: Vice President

                                                                       EXHIBIT A

                            LIST OF ACTIONS AND SUITS

                                      NONE

                                                                       EXHIBIT B

                 LOCATION OF CHIEF EXECUTIVE OFFICE AND RECORDS

                       Location of Chief Executive Office:

                               2801 W. Tyvola Road
                         Charlotte, North Carolina 28217

                              Location of Records:

                               2801 W. Tyvola Road
                         Charlotte, North Carolina 28217

                                       or

                         River Exchange Shopping Center
                             2100 Riverside Parkway
                                    Suite 124
                          Lawrenceville, Georgia 30043

                                                                       EXHIBIT C

                  SERVICER ACCOUNTS AND SERVICER ACCOUNT BANKS

Bank of America, N.A.
901 Main Street
Dallas, Texas 75202
Account No. 3750009688

                                                                       EXHIBIT D

                            LIST OF POST OFFICE BOXES

Post Office Box No. 1099
Charlotte, North Carolina 28201-1099
Location: 2901 South Interstate 85 Service Road
          Charlotte, North Carolina 28228-9975

                                       D-1